UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Marathon Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 29, 2015. Meeting Information MARATHON OIL CORPORATION Meeting Type: 2015 Annual Meeting of Stockholders For holders as of: March 2, 2015 Date: April 29, 2015 Time: 10:00 a.m. Central Time Location: CONFERENCE CENTER AUDITORIUM MARATHON OIL TOWER 5555 SAN FELIPE STREET HOUSTON, TX 77056 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. C/O SHAREHOLDER SERVICES P.O. BOX 4813 HOUSTON, TX 77210-4813 M85157-P60388 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: • 2015 Notice of Annual Meeting of Stockholders and Proxy Statement • Letter to Stockholders and 2014 Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2015 to facilitate timely delivery. How To Vote M85158-P60388 Please Choose One of the Following Voting Methods Vote In Person: If you are a holder of record of Marathon Oil common stock, you may vote in person at the meeting. We will provide you a ballot at the meeting. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the available and follow the instructions. If you are a registered holder, use the Internet to transmit your voting instructions and for electronic delivery of information up until II:59 p.m. EDT the day before the meeting. If you hold these shares in the Marathon Oil Company Thrift Plan, use the Internet to transmit your voting instructions and for electronic delivery of information by II:59 p.m. EDT on April 26, 20I5. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX

Voting Items Your Board of Directors recommends you vote “FOR” Items 1a. through 1h. Your Board of Directors recommends you vote “FOR” Item 2 2. Ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for 2015. 1. Election of directors for a one-year term expiring in 2016 NOMINEES: Your Board of Directors recommends you vote “FOR” Item 3 1a. Gregory H. Boyce 3. Advisory vote to approve our named executive officer compensation. 1b. Pierre Brondeau Your Board of Directors recommends you vote “AGAINST” Item 4 1c. Chadwick C. Deaton 4. Stockholder proposal seeking approval of stockholders' rights to proxy access. 1d. Marcela E. Donadio Your Board of Directors recommends you vote “AGAINST” Item 5 1e. Philip Lader 5. Stockholder proposal seeking a report regarding climate change risk. 1f. Michael E.J. Phelps 1g. Dennis H. Reilley 1h. Lee M. Tillman M85159-P60388

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